Fourth Quarter 2021 Financial Summary February 9, 2022

This presentation is issued by Annaly Capital Management, Inc. ("Annaly"), an internally managed, publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes, and is being furnished in connection with Annaly’s Fourth Quarter 2021 earnings release. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Forward-Looking Statements This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward- looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, risks and uncertainties related to the COVID-19 pandemic, including as related to adverse economic conditions on real estate-related assets and financing conditions (and our outlook for our business in light of these conditions, which is uncertain); changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; operational risks or risk management failures by us or critical third parties, including cybersecurity incidents; our ability to grow our residential credit business; our ability to grow our middle market lending business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets and corporate debt; risks related to investments in MSR; our ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We routinely post important information for investors on our website, www.annaly.com. We intend to use this webpage as a means of disclosing material information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis. Annaly encourages investors, analysts, the media and others interested in Annaly to monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our website. To sign-up for email-notifications, please visit the “Email Alerts” section of our website, www.annaly.com, under the “Investors” section and enter the required information to enable notifications. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for Annaly or any of its affiliates. Regardless of source, information is believed to be reliable for purposes used herein, but Annaly makes no representation or warranty as to the accuracy or completeness thereof and does not take any responsibility for information obtained from sources outside of Annaly. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. 1 Important Notices

Updates to Financial Disclosures Commencing with the Company’s financial results for the quarter ended June 30, 2021 and for subsequent reporting periods, the Company has relabeled “Core Earnings (excluding PAA)” as “Earnings Available for Distribution” (“EAD”). Earnings Available for Distribution, which is a non-GAAP financial measure intended to supplement the Company’s financial results computed in accordance with U.S. generally accepted accounting principles (“GAAP”), replaces the Company’s prior presentation of Core Earnings (excluding PAA). In addition, Core Earnings (excluding PAA) results from prior reporting periods have been relabeled Earnings Available for Distribution. In line with evolving industry practices, the Company believes the term Earnings Available for Distribution more accurately reflects the principal purpose of the measure than the term Core Earnings (excluding PAA) and serves as a useful indicator for investors in evaluating the Company’s performance and its ability to pay dividends. The definition of Earnings Available for Distribution is identical to the definition of Core Earning (excluding PAA) from prior reporting periods. As such, Earnings Available for Distribution is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) realized amortization of MSR, (d) other income (loss) (excluding depreciation expense related to commercial real estate and amortization of intangibles, non-EAD income allocated to equity method investments and other non-EAD components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax effect of non-EAD income (loss) items) and excludes (g) the premium amortization adjustment ("PAA") representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities. Earnings Available for Distribution should not be considered a substitute for, or superior to, GAAP net income. Please refer to the "Non-GAAP Financial Measures" section for a detailed discussion of Earnings Available for Distribution. Beginning with the quarter ended June 30, 2021, the Company began classifying certain portfolio activity- or volume-related expenses (including but not limited to brokerage and commission fees, due diligence costs and securitization expenses) as Other income (loss) rather than Other general and administrative expenses in the Consolidated Statements of Comprehensive Income (Loss) to better reflect the nature of the items. As such, prior periods have been conformed to the current presentation. Divestiture of Commercial Real Estate Business During the third quarter 2021, the Company completed the economic transfer and substantially all of the legal ownership transfer of the previously announced sale of substantially all of the assets that comprise the Commercial Real Estate Business for $2.33 billion (the “Sale”). The remaining assets of the Sale are expected to be legally transferred by the end of the first quarter 2022 subject to regulatory approvals and the Company intends to sell nearly all of the remaining assets that are not included in the Sale. 2 Important Notices (continued)

Portfolio Efficiency GAAP Key Statistics Income Statement Balance Sheet   For the quarters ended 12/31/2021 9/30/2021 GAAP net income (loss) per average common share (1) $0.27 $0.34 Earnings available for distribution per average common share *(1) $0.28 $0.28 Annualized GAAP return (loss) on average equity 12.44% 15.25% Annualized EAD return on average equity* 13.10% 12.81% Book value per common share $7.97 $8.39 GAAP Leverage at period-end (2) 4.7x 4.4x Economic leverage at period-end *(2) 5.7x 5.8x GAAP capital ratio at period-end (3) 17.2% 17.9% Economic capital ratio at period-end *(3) 14.4% 14.2% Securities $63,655,674 $65,622,352 Loans, net 4,242,043 3,580,521 Mortgage servicing rights (4) 544,562 572,259 Interests in MSR (5) 69,316 57,530 Assets transferred or pledged to securitization vehicles 6,086,308 4,738,481 Assets of disposal group held for sale ** 194,138 238,042 Total residential and commercial investments $74,792,041 $74,809,185 Net interest margin (6) 1.97% 2.01% Average yield on interest earning assets (7) 2.31% 2.29% Average GAAP cost of interest bearing liabilities (8) 0.38% 0.32% Net interest spread 1.93% 1.97% Net interest margin (excluding PAA) *(6) 2.03% 2.04% Average yield on interest earning assets (excluding PAA) *(7) 2.63% 2.63% Average economic cost of interest bearing liabilities *(8) 0.75% 0.66% Net interest spread (excluding PAA) * 1.88% 1.97% Operating expenses to earnings available for distribution * 9.25% 10.03% Annualized operating expenses as a % of average total assets 0.21% 0.22% Annualized operating expenses as a % of average total equity 1.21% 1.28% Unaudited, dollars in thousands except per share amounts 3 Financial Snapshot Non-GAAP Key Statistics ______________ * Represents a non-GAAP financial measure. ** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2. Detailed endnotes are included within the Appendix at the end of this presentation.

Portfolio- Related Data Unaudited, dollars in thousands 4 Portfolio Data   For the quarters ended 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 Agency mortgage-backed securities $60,525,605 $62,818,079 $66,468,519 $69,637,229 $74,067,059 Residential credit risk transfer securities 936,228 787,235 827,328 930,983 532,403 Non-agency mortgage-backed securities 1,663,336 1,747,932 1,582,323 1,277,104 972,192 Commercial mortgage-backed securities 530,505 269,106 154,165 4,121 80,742 Total securities $63,655,674 $65,622,352 $69,032,335 $71,849,437 $75,652,396 Residential mortgage loans $2,272,072 $1,686,268 $1,029,929 $528,868 $345,810 Residential mortgage loan warehouse facility 980 1,431 — — — Commercial real estate debt and preferred equity — — — — 498,081 Corporate debt 1,968,991 1,890,709 2,066,709 2,074,475 2,239,930 Corporate debt, held for sale — 2,113 466,370 — — Total loans, net $4,242,043 $3,580,521 $3,563,008 $2,603,343 $3,083,821 Mortgage servicing rights $544,562 $572,259 $202,616 $113,080 $100,895 Interests in MSR $69,316 $57,530 $49,035 $— $— Agency mortgage-backed securities transferred or pledged to securitization vehicles $589,873 $597,923 $605,163 $598,118 $620,347 Residential mortgage loans transferred or pledged to securitization vehicles 5,496,435 4,140,558 3,467,993 3,170,804 3,249,251 Commercial real estate debt investments transferred or pledged to securitization vehicles — — — — 2,166,073 Commercial real estate debt and preferred equity transferred or pledged to securitization vehicles — — — — 874,349 Assets transferred or pledged to securitization vehicles $6,086,308 $4,738,481 $4,073,156 $3,768,922 $6,910,020 Real estate, net $— $— $— $— $656,314 Assets of disposal group held for sale ** $194,138 $238,042 $3,302,001 $4,400,723 $— Total investment portfolio $74,792,041 $74,809,185 $80,222,151 $82,735,505 $86,403,446 Total assets $76,764,064 $76,662,433 $82,376,305 $85,369,589 $88,455,103 Average TBA contract and CMBX balances $21,159,120 $22,739,226 $18,761,062 $21,865,969 $20,744,672 ______________ ** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2.

Financing Data Key Capital and Hedging Metrics ______________ * Represents a non-GAAP financial measure. ** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2. Detailed endnotes are included within the Appendix at the end of this presentation. Unaudited, dollars in thousands except per share amounts 5 Financing and Capital Data   For the quarters ended 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 Repurchase agreements $54,769,643 $55,475,420 $60,221,067 $61,202,477 $64,825,239 Other secured financing 903,255 729,555 909,655 922,605 917,876 Debt issued by securitization vehicles 5,155,633 3,935,410 3,315,087 3,044,725 5,652,982 Participations issued 1,049,066 641,006 315,810 180,527 39,198 Mortgages payable — — — — 426,256 Total debt $61,877,597 $60,781,391 $64,761,619 $65,350,334 $71,861,551 Liabilities of disposal group held for sale ** $154,956 $159,508 $2,362,690 $3,319,414 $— Total liabilities $63,568,739 $62,944,566 $68,737,129 $71,301,994 $74,433,307 Cumulative redeemable preferred stock $1,536,569 $1,536,569 $1,536,569 $1,536,569 $1,536,569 Common equity(1) 11,633,257 12,161,233 12,080,546 12,519,238 12,471,747 Total Annaly stockholders' equity 13,169,826 13,697,802 13,617,115 14,055,807 14,008,316 Non-controlling interests 25,499 20,065 22,061 11,788 13,480 Total equity $13,195,325 $13,717,867 $13,639,176 $14,067,595 $14,021,796 Weighted average days to maturity of repurchase agreements 52 75 88 88 64 Weighted average rate on repurchase agreements, for the quarter(2)(3) 0.16% 0.15% 0.18% 0.26% 0.35% Weighted average rate on repurchase agreements, at period-end(3) 0.17% 0.15% 0.16% 0.20% 0.32% GAAP leverage at period-end 4.7x 4.4x 4.7x 4.6x 5.1x Economic leverage at period-end * 5.7x 5.8x 5.8x 6.1x 6.2x GAAP capital ratio at period-end 17.2% 17.9% 16.6% 16.5% 15.9% Economic capital ratio at period-end * 14.4% 14.2% 14.3% 13.7% 13.6% Book value per common share $7.97 $8.39 $8.37 $8.95 $8.92 Total common shares outstanding 1,459,736 1,449,935 1,444,156 1,398,503 1,398,241 Hedge ratio(4) 95% 80% 75% 75% 61% Weighted average pay rate on interest rate swaps, at period-end 0.59% 0.60% 0.81% 0.80% 0.92% Weighted average receive rate on interest rate swaps, at period-end 0.08% 0.07% 0.34% 0.34% 0.37% Weighted average net rate on interest rate swaps, at period-end 0.51% 0.53% 0.47% 0.46% 0.55%

______________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. Unaudited, dollars in thousands except per share amounts 6 Income Statement Data   For the quarters ended 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 Total interest income $422,780 $412,972 $383,906 $763,378 $527,344 Total interest expense 61,785 50,438 61,047 75,973 94,481 Net interest income $360,995 $362,534 $322,859 $687,405 $432,863 Total economic interest expense *(1) $120,682 $104,849 $144,134 $155,720 $161,288 Economic net interest income * $302,098 $308,123 $239,772 $607,658 $366,056 Total interest income (excluding PAA) * $480,175 $473,698 $537,513 $548,808 $566,445 Economic net interest income (excluding PAA) * $359,493 $368,849 $393,379 $393,088 $405,157 GAAP net income (loss) $418,460 $521,534 ($294,848) $1,751,134 $878,635 GAAP net income (loss) available (related) to common stockholders (2) $388,598 $492,361 ($322,525) $1,723,930 $841,707 GAAP net income (loss) per average common share (2) $0.27 $0.34 ($0.23) $1.23 $0.60 Earnings available for distribution * $440,043 $437,471 $451,358 $439,519 $459,046 Earnings available for distribution attributable to common stockholders *(2) $413,160 $410,588 $424,475 $412,636 $423,537 Earnings available for distribution per average common share *(2) $0.28 $0.28 $0.30 $0.29 $0.30 PAA cost (benefit) $57,395 $60,726 $153,607 ($214,570) $39,101 Weighted average experienced CPR for the period 21.4% 23.1% 26.4% 23.9% 24.7% Weighted average projected long-term CPR at period-end 12.7% 12.7% 12.9% 11.8% 16.4% Summary Income Statement

  For the quarters ended 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 Dividends declared per common share $0.22 $0.22 $0.22 $0.22 $0.22 Total common and preferred dividends declared (1) $348,793 $346,651 $345,417 $335,229 $343,666 Annualized GAAP return (loss) on average equity 12.44% 15.25% (8.51%) 49.87% 24.91% Annualized GAAP return (loss) on average equity per unit of GAAP leverage 2.65% 3.47% (1.81%) 10.84% 4.88% Net interest margin 1.97% 2.01% 1.66% 3.39% 2.14% Average yield on interest earning assets 2.31% 2.29% 1.97% 3.76% 2.61% Average GAAP cost of interest bearing liabilities 0.38% 0.32% 0.35% 0.42% 0.51% Net interest spread 1.93% 1.97% 1.62% 3.34% 2.10% Annualized EAD return on average equity * 13.10% 12.81% 13.05% 12.53% 13.03% Annualized EAD return on average equity per unit of economic leverage * 2.30% 2.21% 2.25% 2.05% 2.10% Net interest margin (excluding PAA) * 2.03% 2.04% 2.09% 1.91% 1.98% Average yield on interest earning assets (excluding PAA) * 2.63% 2.63% 2.76% 2.71% 2.80% Average economic cost of interest bearing liabilities * 0.75% 0.66% 0.83% 0.87% 0.87% Net interest spread (excluding PAA) * 1.88% 1.97% 1.93% 1.84% 1.93% Key GAAP Earnings Metrics ______________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. Unaudited, dollars in thousands except per share amounts 7 Key Earnings Metrics Key Non-GAAP Earnings Metrics

Economic Net Interest Income * ______________ * Represents a non-GAAP financial measure. Unaudited, dollars in thousands 8 Components of Economic Net Interest Income *   For the quarters ended 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 Interest income:   Agency Securities $301,001 $299,898 $255,801 $627,654 $397,394 Resi Credit Securities 21,450 20,774 19,477 16,980 14,000   Residential mortgage loans 60,486 45,801 38,963 37,109 37,323   Commercial investment portfolio 39,839 46,494 69,663 81,601 78,555   Reverse repurchase agreements 4 5 2 34 72 Total interest income $422,780 $412,972 $383,906 $763,378 $527,344 Economic interest expense:   Repurchase agreements $22,852 $22,397 $29,140 $42,585 $58,849   Net interest component of interest rate swaps 58,897 54,411 83,087 79,747 66,807   Debt issued by securitization vehicles 24,774 18,740 23,216 26,276 29,235   Participations issued 7,157 2,578 1,739 597 78   Other 7,002 6,723 6,952 6,515 6,319 Total economic interest expense * $120,682 $104,849 $144,134 $155,720 $161,288 Economic net interest income * $302,098 $308,123 $239,772 $607,658 $366,056   PAA cost (benefit) 57,395 60,726 153,607 (214,570) 39,101 Economic net interest income (excluding PAA) * $359,493 $368,849 $393,379 $393,088 $405,157

EAD* Reconciliation 9 GAAP Net Income to Earnings Available for Distribution* Reconciliation For the quarters ended 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 GAAP net income (loss) $418,460 $521,534 ($294,848) $1,751,134 $878,635 Net income (loss) attributable to noncontrolling interests 2,979 2,290 794 321 1,419 Net income (loss) attributable to Annaly 415,481 519,244 (295,642) 1,750,813 877,216 Adjustments to exclude reported realized and unrealized (gains) losses:  Realized (gains) losses on termination or maturity of interest rate swaps 39,932 1,196,417 — — (2,092)  Unrealized (gains) losses on interest rate swaps (186,345) (1,380,946) 141,067 (772,262) (258,236)  Net (gains) losses on disposal of investments and other 25,144 (12,002) (16,223) 65,786 (9,363)  Net (gains) losses on other derivatives and financial instruments (47,843) 45,168 357,808 (476,868) (209,647) Net unrealized (gains) losses on instruments measured at fair value through earnings 15,329 (90,817) (3,984) (104,191) (51,109) Loan loss provision (reversal) (1) 1,931 (6,771) 1,078 (144,870) 469 Business divestiture-related (gains) losses ** 16,514 14,009 (1,527) 249,563 — Other adjustments: Depreciation expense related to commercial real estate and amortization of intangibles (2) 1,144 1,122 5,635 7,324 11,097 Non-EAD (income) loss allocated to equity method investments (3) (2,345) (2,046) 3,141 (9,680) 28 Transaction expenses and non-recurring items (4) 1,533 2,201 1,150 695 172  Income tax effect of non-EAD income (loss) items 8,380 (6,536) 7,147 4,334 (10,984) TBA dollar roll income and CMBX coupon income (5) 119,657 115,586 111,592 98,933 99,027 MSR amortization (6) (25,864) (17,884) (13,491) (15,488) (26,633) Plus: Premium amortization adjustment cost (benefit) 57,395 60,726 153,607 (214,570) 39,101 Earnings available for distribution * 440,043 437,471 451,358 439,519 459,046 Dividends on preferred stock 26,883 26,883 26,883 26,883 35,509 Earnings available for distribution attributable to common stockholders * $413,160 $410,588 $424,475 $412,636 $423,537 ______________ * Represents a non-GAAP financial measure. Earnings Available for Distribution, or EAD, was previously labeled as Core Earnings (excluding PAA). ** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2. Detailed endnotes are included within the Appendix at the end of this presentation. Unaudited, dollars in thousands

Book Value Rollforward Net Interest Margin Unaudited 10 Quarter-Over-Quarter Changes in Key Metrics   For the quarters ended 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 Book value per common share, beginning of period $8.39 $8.37 $8.95 $8.92 $8.70   Net income (loss) available (related) to common stockholders 0.27 0.34 (0.23) 1.23 0.60   Other comprehensive income (loss) attributable to common stockholders (0.47) (0.10) (0.15) (0.98) (0.16)   Common dividends declared (0.22) (0.22) (0.22) (0.22) (0.22)   Issuance / buyback of common stock / redemption of preferred stock — — 0.02 — — Book value per common share, end of period $7.97 $8.39 $8.37 $8.95 $8.92 Prior quarter net interest margin 2.01% 1.66% 3.39% 2.14% 2.15% Quarter-over-quarter changes in contribution:   Coupon on average interest earning assets (0.08%) 0.01% (0.08%) (0.09%) (0.10%)   Net amortization of premiums 0.10% 0.31% (1.71%) 1.24% 0.01%   GAAP interest expense (0.06%) 0.03% 0.06% 0.10% 0.08% Current quarter net interest margin 1.97% 2.01% 1.66% 3.39% 2.14% Prior quarter net interest spread 1.97% 1.62% 3.34% 2.10% 2.10% Quarter-over-quarter changes in contribution:   Coupon on average interest earning assets (0.08%) 0.01% (0.08%) (0.09%) (0.10%)   Net amortization of premiums 0.10% 0.31% (1.71%) 1.24% 0.01%   GAAP interest expense (0.06%) 0.03% 0.07% 0.09% 0.09% Current quarter net interest spread 1.93% 1.97% 1.62% 3.34% 2.10% Net Interest Spread

Net Interest Margin (excluding PAA)* Unaudited 11 Quarter-Over-Quarter Changes in Key Metrics (continued) ______________ * Represents a non-GAAP financial measure.   For the quarters ended 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 Prior quarter net interest margin (excluding PAA) * 2.04% 2.09% 1.91% 1.98% 2.05% Quarter-over-quarter changes in contribution:   Coupon on average interest earning assets (including average TBA dollar roll and CMBX balances) (0.01%) (0.16%) 0.00% (0.09%) (0.11%)   Net amortization of premiums (excluding PAA) 0.05% (0.07%) 0.09% 0.00% 0.04%   TBA dollar roll income and CMBX coupon income 0.02% 0.03% 0.08% (0.01%) (0.05%)   Interest expense and net interest component of interest rate swaps (0.07%) 0.15% 0.01% 0.03% 0.05% Current quarter net interest margin (excluding PAA) * 2.03% 2.04% 2.09% 1.91% 1.98% Prior quarter net interest spread (excluding PAA) * 1.97% 1.93% 1.84% 1.93% 1.93% Quarter-over-quarter changes in contribution:   Coupon on average interest earning assets (0.08%) 0.01% (0.08%) (0.09%) (0.10%)   Net amortization of premiums (excluding PAA) 0.08% (0.14%) 0.13% (0.01%) 0.04%   Interest expense and net interest component of interest rate swaps (0.09%) 0.17% 0.04% 0.01% 0.06% Current quarter net interest spread (excluding PAA) * 1.88% 1.97% 1.93% 1.84% 1.93% Net Interest Spread (excluding PAA)*

Annualized GAAP Return (Loss) on Average Equity Annualized EAD Return on Average Equity* ______________ * Represents a non-GAAP financial measure. ** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2. Detailed endnotes are included within the Appendix at the end of this presentation. Unaudited 12 Quarter-Over-Quarter Changes in Annualized Return on Average Equity   For the quarters ended 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 Prior quarter annualized GAAP return (loss) on average equity 15.25% (8.51%) 49.87% 24.91% 29.02% Quarter-over-quarter changes in contribution:   Coupon income 0.15% (1.24%) (1.01%) (0.35%) (1.42%)   Net amortization of premiums and accretion of discounts 0.34% 2.23% (9.64%) 7.14% 0.30%   Interest expense and net interest component of interest rate swaps (0.52%) 1.10% 0.27% 0.14% 0.50%   Realized gains (losses) on termination or maturity of interest rate swaps 33.80% (34.99%) 0.00% (0.06%) 0.07%   Unrealized gains (losses) on interest rate swaps (34.84%) 44.46% (26.07%) 14.67% 2.46%   Realized and unrealized gains (losses) on investments and other derivatives (1.47%) 11.43% (24.42%) 7.02% (6.33%) Business divestiture-related (losses) gains ** (0.08%) (0.45%) 7.15% (7.11%) 0.00%   Loan loss provision (0.19%) 0.19% (3.99%) 4.02% (0.67%)   Other(1) 0.00% 1.03% (0.67%) (0.51%) 0.98% Current quarter annualized GAAP return (loss) on average equity 12.44% 15.25% (8.51%) 49.87% 24.91% Prior quarter annualized EAD return on average equity * 12.81% 13.05% 12.53% 13.03% 13.79% Quarter-over-quarter changes in contribution:   Coupon income 0.15% (1.24%) (1.01%) (0.35%) (1.42%)   Net amortization of premiums (excluding PAA) 0.27% (0.43%) 0.90% (0.08%) 0.45%   Interest expense and net interest component of interest rate swaps (0.52%) 1.10% 0.27% 0.14% 0.50%   TBA dollar roll income and CMBX coupon income 0.18% 0.16% 0.41% 0.01% (0.45%)   Other(2) 0.21% 0.17% (0.05%) (0.22%) 0.16% Current quarter annualized EAD return on average equity * 13.10% 12.81% 13.05% 12.53% 13.03%

______________ Detailed endnotes are included within the Appendix at the end of this presentation. Unaudited, dollars in thousands 13 Residential & Other Investments Overview as of December 31, 2021 Agency Fixed-Rate Securities (Pools) Original Weighted Avg. Years to Maturity Current Face Value % (4) Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value Weighted Avg. 3-Month CPR Estimated Fair Value <=15 years (1) $2,664,648 4.8% 2.82% 101.5% 104.9% 17.4% $2,794,804 20 years (2) 1,812,715 3.2% 3.10% 103.6% 105.1% 22.8% 1,904,361 >=30 years (3) 51,777,021 92.0% 3.40% 105.6% 107.2% 21.3% 55,508,818 Total/Weighted Avg. $56,254,384 100.0% 3.36% 105.4% 107.0% 21.3% $60,207,983                   TBA Contracts Type Notional Value % (5) Weighted Avg. Coupon Implied Cost Basis     Implied Market Value 15-year $1,163,000 5.8% 1.68% $1,174,613 $1,175,593 30-year 18,970,000 94.2% 2.30% 19,115,243 19,163,040 Total/Weighted Avg. $20,133,000 100.0% 2.26% $20,289,856 $20,338,633                                 Agency Adjustable-Rate Securities Weighted Avg. Months to Reset Current Face Value % (4) Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value Weighted Avg. 3-Month CPR Estimated Fair Value 0 - 24 months $304,937 89.2% 2.13% 101.0% 105.6% 19.8% $322,106 25 - 40 months — —% —% —% —% —% — 41 - 60 months 37,081 10.8% 3.00% 101.2% 104.0% 39.4% 38,569 Total/Weighted Avg. $342,018 100.0% 2.22% 101.0% 105.5% 22.1% $360,675 Agency Interest-Only Collateralized Mortgage-Backed Obligations  Type Current Notional Value % (5)  Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value Weighted Avg. 3-Month CPR Estimated Fair Value Interest-only $690,900 10.8% 3.37% 17.4% 9.8% 23.0% $67,487 Inverse interest-only 1,221,515 19.1% 6.00% 27.6% 18.5% 26.2% 226,427 Multifamily interest-only 4,490,745 70.1% 0.78% 5.7% 5.6% 1.5% 252,906 Total/Weighted Avg. $6,403,160 100.0% 2.06% 11.2% 8.5% 20.0% $546,820

______________ Detailed endnotes are included within the Appendix at the end of this presentation. Unaudited, dollars in thousands 14 Residential & Other Investments Overview as of December 31, 2021 (continued) Mortgage Servicing Rights Type  Unpaid Principal Balance Servicing Fee Weighted Avg. Note Rate Valuation Discount Rate CPR Estimated Fair Value MSR held directly $46,490,804 0.26% 2.9% 115.6% 7.0% 9.4% $537,308 MSR of consolidated VIE 889,069 0.25% 3.6% 81.6% 9.0% 14.7% 7,254 Interests in MSR 6,327,640 0.25% 2.9% 109.5% 8.4% 9.1% 69,316 MSR of limited partnership interest (1) 3,291,644 31,021 Total/Weighted Avg. $56,999,157 0.26% 2.9% 114.3% 7.2% 9.4% $644,899               Residential Credit Portfolio  Sector Current Face / Notional Value % (2)  Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value   Estimated Fair Value Residential credit risk transfer $924,101 9.0% 3.15% 100.4% 101.3% $936,228 Alt-A 83,213 0.7% 3.33% 79.4% 83.5% 69,487 Prime 323,062 2.6% 3.89% 98.2% 100.9% 275,441 Subprime 170,671 1.6% 2.14% 90.8% 95.5% 163,076 NPL/RPL 987,415 9.5% 3.05% 99.9% 99.6% 983,438 Prime jumbo 299,783 1.7% 3.64% 99.6% 99.2% 171,894 Residential mortgage loans 7,535,855 74.9% 4.04% 101.8% 103.1% 7,768,507 Total/Weighted Avg. $10,324,100 100.0% 3.82% $10,368,071 Other Credit Products Type Net Notional Range of Ratings Net Weighted Avg Coupon Implied Market Value CMBX (3) $400,000 AAA to AA 1.0% $400,579 Type Current Face / Notional Value Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value Estimated Fair Value Multifamily CRT $9,000 4.09% 98.9% 100.7% $9,065 CLO $524,071 1.34% 100.0% 99.5% $521,440

______________ Detailed endnotes are included within the Appendix at the end of this presentation. Unaudited, dollars in thousands 15 Residential Credit Securities Detail as of December 31, 2021 Product Estimated Fair Value Payment Structure   Investment Characteristics Senior Subordinate Coupon Credit Enhancement 60+ Delinquencies 3M VPR Credit Risk Transfer $936,228 $— $936,228   3.15% 3.04% 3.47% 35.35% Alt-A 69,487 14,090 55,397   3.33% 7.89% 10.77% 26.10% Prime 275,441 46,820 228,621   3.89% 8.27% 3.23% 18.53% Subprime 163,076 89,391 73,685   2.14% 21.34% 12.79% 15.29% Re-Performing Loan Securitizations 612,742 273,041 339,701   3.53% 26.57% 24.30% 12.49% Non-Performing Loan Securitizations 370,696 352,027 18,669   2.27% 31.57% 68.98% 6.14% Prime Jumbo 171,894 663 171,231   3.64% 3.16% 3.93% 8.58% Total $2,599,564 $776,032 $1,823,532   3.16% 14.55% 18.56% 23.04% Product Bond Coupon Estimated Fair ValueARM Fixed Floater Interest Only Credit Risk Transfer $— $— $936,223 $5 $936,228 Alt-A 4,960 54,517 10,010 — 69,487 Prime 30,977 234,840 9,341 283 275,441 Subprime 6,039 65,940 90,925 172 163,076 Re-Performing Loan Securitizations — 612,742 — — 612,742 Non-Performing Loan Securitizations — 370,696 — — 370,696 Prime Jumbo — 109,883 61,348 663 171,894 Total $41,976 $1,448,618 $1,107,847 $1,123 $2,599,564

Unaudited, dollars in thousands 16 Middle Market Lending Overview as of December 31, 2021 Industry Dispersion Industry Total (1) Computer Programming, Data Processing & Other Computer Related Services $437,257 Management & Public Relations Services 263,187 Industrial Inorganic Chemicals 156,292 Metal Cans & Shipping Containers 118,204 Public Warehousing & Storage 94,179 Miscellaneous Industrial & Commercial 93,619 Electronic Components & Accessories 92,261 Surgical, Medical & Dental Instruments & Supplies 80,786 Miscellaneous Health & Allied Services, not elsewhere classified 64,133 Research, Development & Testing Services 59,311 Offices & Clinics of Doctors of Medicine 50,017 Engineering, Architectural & Surveying 49,088 Insurance Agents, Brokers & Service 43,598 Electrical Work 42,617 Telephone Communications 42,589 Miscellaneous Equipment Rental & Leasing 32,346 Medical & Dental Laboratories 30,199 Home Health Care Services 28,660 Metal Forgings & Stampings 27,483 Legal Services 26,105 Petroleum & Petroleum Products 21,434 Sanitary Services 20,453 Grocery Stores 19,745 Coating, Engraving & Allied Services 17,705 Chemicals & Allied Products 14,657 Mailing, Reproduction, Commercial Art & Photography & Stenographic 12,388 Machinery, Equipment & Supplies 10,814 Offices & Clinics of Other Health Practitioners 10,083 Schools & Educational Services, not elsewhere classified 9,781 Total $1,968,991 Size Dispersion Position Size   Amount Percentage $0 - $20 million   $164,109 8.3% $20 - $40 million   454,293 23.1% $40 - $60 million   385,164 19.6% Greater than $60 million   965,425 49.0% Total   $1,968,991 100.0%         Tenor Dispersion Remaining Term   Amount Percentage One year or less   $— —% One to three years   258,596 13.1% Three to five years   1,004,391 51.0% Greater than five years   706,004 35.9% Total   $1,968,991 100.0%         Lien Position   Amount  Percentage First lien loans   $1,391,217 70.7% Second lien loans (2) 577,774 29.3% Total   $1,968,991 100.0%         ______________ Detailed endnotes are included within the Appendix at the end of this presentation.

______________ Detailed endnotes are included within the Appendix at the end of this presentation. 17 Unaudited, dollars in thousands Hedging and Liabilities as of December 31, 2021   Principal Balance Weighted Average Rate Days to Maturity(5)At Period End For the Quarter Repurchase agreements $ 54,769,643 0.17% 0.16% 52 Other secured financing 903,255 2.86% 3.50% 1,644 Debt issued by securitization vehicles 5,098,785 2.23% 2.06% 11,474 Participations issued 1,022,188 3.09% 3.17% 11,131 Total indebtedness $ 61,793,871 Maturity Current Notional (1)(2) Weighted Avg. Pay Rate Weighted Avg. Receive Rate Weighted Avg. Years to Maturity(3) 0 to 3 years $ 32,709,300 0.25% 0.06% 1.10 > 3 to 6 years 2,780,000 0.21% 0.07% 3.46 > 6 to 10 years 9,118,000 1.43% 0.13% 9.05 Greater than 10 years 1,300,000 4.04% 0.11% 18.70 Total / Weighted Avg. $ 45,907,300 0.59% 0.08% 3.32 Type Current Underlying Notional Weighted Avg. Underlying Fixed Rate Weighted Avg. Underlying Floating Rate Weighted Avg. Underlying Years to Maturity Weighted Avg. Months to Expiration Long Pay $ 4,050,000 2.00% 3M LIBOR 9.65 19.50 Long Receive $ 2,000,000 1.47% 3M LIBOR 10.95 11.38 Type Long Contracts Short Contracts Net Positions Weighted Avg. Years to Maturity U.S. Treasury Futures - 2 year $ — $ (7,509,200) $ (7,509,200) 1.96 U.S. Treasury Futures - 5 year $ — $ (5,644,900) $ (5,644,900) 4.38 U.S. Treasury Futures - 10 year & Greater $ — $ (9,381,000) $ (9,381,000) 6.84 Total / Weighted Avg. $ — $ (22,535,100) $ (22,535,100) 4.60 Maturity   Principal Balance   Weighted Avg. Rate At Period End Within 30 days   $ 27,013,475   0.14% 30 to 59 days 10,212,453 0.19% 60 to 89 days   6,377,347   0.17% 90 to 119 days 4,824,918 0.15 % Over 120 days(4)   7,244,705   0.59 % Total / Weighted Avg.   $ 55,672,898   0.21 % Interest Rate Swaps Interest Rate Swaptions Futures Positions Repurchase Agreements and Other Secured Financing Total Indebtedness

______________ Detailed endnotes are included within the Appendix at the end of this presentation. Unaudited 18 Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity Assumptions: ▪ The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of December 31, 2021 and September 30, 2021 ▪ The interest rate sensitivity reflects instantaneous parallel shifts in rates ▪ The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk ▪ All tables assume no active management of the portfolio in response to rate or spread changes Interest Rate Sensitivity (1) Interest Rate Change (bps) As of December 31, 2021   As of September 30, 2021 Estimated Percentage Change in Portfolio Market Value(2) Estimated Change as a % of NAV(2)(3)   Estimated Percentage Change in Portfolio Market Value(2) Estimated Change as a % of NAV(2)(3) (75) (0.5%) (2.6%) (0.1%) (0.3%) (50)   (0.2%) (1.0%)   0.1% 0.6% (25) —% (0.1%) 0.2% 0.9% 25   (0.2%) (0.9%)   (0.3%) (1.7%) 50 (0.4%) (2.5%) (0.8%) (4.2%) 75   (0.9%) (5.0%)   (1.3%) (7.5%) MBS Spread Sensitivity (1) MBS Spread Shock (bps) As of December 31, 2021   As of September 30, 2021 Estimated Change in Portfolio Market Value (2) Estimated Change as a % of NAV(2)(3)   Estimated Change in Portfolio Market Value (2) Estimated Change as a % of NAV(2)(3) (25) 1.7% 9.6% 1.8% 10.1% (15)   1.0% 5.7%   1.1% 6.1% (5) 0.3% 1.9% 0.4% 2.0% 5   (0.3%) (1.9%)   (0.4%) (2.0%) 15 (1.0%) (5.6%) (1.1%) (6.0%) 25   (1.6%) (9.4%)   (1.8%) (10.0%)

Appendix

Dollars in thousands, except per share data 20 Consolidated Statements of Financial Condition 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 (unaudited) (unaudited) (unaudited) (unaudited) Assets Cash and cash equivalents $ 1,342,090 $ 1,046,300 $ 1,380,456 $ 1,122,793 $ 1,243,703 Securities 63,655,674 65,622,352 69,032,335 71,849,437 75,652,396 Loans, net 4,242,043 3,580,521 3,563,008 2,603,343 3,083,821 Mortgage servicing rights 544,562 572,259 202,616 113,080 100,895 Interests in MSR 69,316 57,530 49,035 — — Assets transferred or pledged to securitization vehicles 6,086,308 4,738,481 4,073,156 3,768,922 6,910,020 Real estate, net — — — — 656,314 Assets of disposal group held for sale 194,138 238,042 3,302,001 4,400,723 — Derivative assets 170,370 331,395 181,889 891,474 171,134 Receivable for unsettled trades 2,656 42,482 14,336 144,918 15,912 Principal and interest receivable 234,983 234,810 250,210 259,655 268,073 Goodwill and intangible assets, net 24,241 25,371 26,502 37,337 127,341 Other assets 197,683 172,890 300,761 177,907 225,494 Total assets $ 76,764,064 $ 76,662,433 $ 82,376,305 $ 85,369,589 $ 88,455,103 Liabilities and stockholders’ equity Liabilities Repurchase agreements $ 54,769,643 $ 55,475,420 $ 60,221,067 $ 61,202,477 $ 64,825,239 Other secured financing 903,255 729,555 909,655 922,605 917,876 Debt issued by securitization vehicles 5,155,633 3,935,410 3,315,087 3,044,725 5,652,982 Participations issued 1,049,066 641,006 315,810 180,527 39,198 Mortgages payable — — — — 426,256 Liabilities of disposal group held for sale 154,956 159,508 2,362,690 3,319,414 — Derivative liabilities 881,537 912,134 900,259 939,622 1,033,345 Payable for unsettled trades 147,908 571,540 154,405 1,070,080 884,069 Interest payable 91,176 109,586 173,721 100,949 191,116 Dividends payable 321,142 318,986 317,714 307,671 307,613 Other liabilities 94,423 91,421 66,721 213,924 155,613 Total liabilities 63,568,739 62,944,566 68,737,129 71,301,994 74,433,307 Stockholders’ equity Preferred stock, par value $0.01 per share (2) 1,536,569 1,536,569 1,536,569 1,536,569 1,536,569 Common stock, par value $0.01 per share (3) 14,597 14,499 14,442 13,985 13,982 Additional paid-in capital 20,313,832 20,228,366 20,178,692 19,754,826 19,750,818 Accumulated other comprehensive income (loss) 958,410 1,638,638 1,780,275 2,002,231 3,374,335 Accumulated deficit (9,653,582) (9,720,270) (9,892,863) (9,251,804) (10,667,388) Total stockholders’ equity 13,169,826 13,697,802 13,617,115 14,055,807 14,008,316 Noncontrolling interests 25,499 20,065 22,061 11,788 13,480 Total equity 13,195,325 13,717,867 13,639,176 14,067,595 14,021,796 Total liabilities and equity $ 76,764,064 $ 76,662,433 $ 82,376,305 $ 85,369,589 $ 88,455,103 ______________ Detailed endnotes are included within the Appendix at the end of this presentation. (1)

Unaudited, dollars in thousands, except per share data 21 Consolidated Statements of Comprehensive Income (Loss) For the quarters ended 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 Net interest income Interest income $ 422,780 $ 412,972 $ 383,906 $ 763,378 $ 527,344 Interest expense 61,785 50,438 61,047 75,973 94,481 Net interest income 360,995 362,534 322,859 687,405 432,863 Realized and unrealized gains (losses) Net interest component of interest rate swaps (58,897) (54,411) (83,087) (79,747) (66,807) Realized gains (losses) on termination or maturity of interest rate swaps (39,932) (1,196,417) — — 2,092 Unrealized gains (losses) on interest rate swaps 186,345 1,380,946 (141,067) 772,262 258,236 Subtotal 87,516 130,118 (224,154) 692,515 193,521 Net gains (losses) on disposal of investments and other (25,144) 12,002 16,223 (65,786) 9,363 Net gains (losses) on other derivatives and financial instruments 47,843 (45,168) (357,808) 476,868 209,647 Net unrealized gains (losses) on instruments measured at fair value through earnings (15,329) 90,817 3,984 104,191 51,109 Loan loss (provision) reversal (194) 6,134 (494) 139,620 (1,497) Business divestiture-related gains (losses) (16,514) (14,009) 1,527 (249,563) — Subtotal (9,338) 49,776 (336,568) 405,330 268,622 Total realized and unrealized gains (losses) 78,178 179,894 (560,722) 1,097,845 462,143 Other income (loss) 26,617 16,221 1,675 13,468 13,107 General and administrative expenses Compensation and management fee 27,061 27,859 32,013 31,518 24,628 Other general and administrative expenses 13,640 16,023 21,513 16,387 18,345 Total general and administrative expenses 40,701 43,882 53,526 47,905 42,973 Income (loss) before income taxes 425,089 514,767 (289,714) 1,750,813 865,140 Income taxes 6,629 (6,767) 5,134 (321) (13,495) Net income (loss) 418,460 521,534 (294,848) 1,751,134 878,635 Net income (loss) attributable to noncontrolling interests 2,979 2,290 794 321 1,419 Net income (loss) attributable to Annaly 415,481 519,244 (295,642) 1,750,813 877,216 Dividends on preferred stock 26,883 26,883 26,883 26,883 35,509 Net income (loss) available (related) to common stockholders $ 388,598 $ 492,361 $ (322,525) $ 1,723,930 $ 841,707 Net income (loss) per share available (related) to common stockholders Basic $ 0.27 $ 0.34 $ (0.23) $ 1.23 $ 0.60 Diluted $ 0.27 $ 0.34 $ (0.23) $ 1.23 $ 0.60 Weighted average number of common shares outstanding Basic 1,454,138,154 1,445,315,914 1,410,239,138 1,399,210,925 1,399,809,722 Diluted 1,455,411,503 1,446,357,867 1,410,239,138 1,400,000,727 1,400,228,777 Other comprehensive income (loss) Net income (loss) $ 418,460 $ 521,534 $ (294,848) $ 1,751,134 $ 878,635 Unrealized gains (losses) on available-for-sale securities (685,699) (113,451) (191,541) (1,428,927) (207,393) Reclassification adjustment for net (gains) losses included in net income (loss) 5,471 (28,186) (30,415) 56,823 (7,328) Other comprehensive income (loss) (680,228) (141,637) (221,956) (1,372,104) (214,721) Comprehensive income (loss) (261,768) 379,897 (516,804) 379,030 663,914 Comprehensive income (loss) attributable to noncontrolling interests 2,979 2,290 794 321 1,419 Comprehensive income (loss) attributable to Annaly (264,747) 377,607 (517,598) 378,709 662,495 Dividends on preferred stock 26,883 26,883 26,883 26,883 35,509 Comprehensive income (loss) attributable to common stockholders $ (291,630) $ 350,724 $ (544,481) $ 351,826 $ 626,986 ______________

22 Non-GAAP Reconciliations To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company’s results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as Earnings available for distribution, or the PAA, differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided on the following pages. A reconciliation of GAAP net income (loss) to non-GAAP Earnings available for distribution for the quarters ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, is provided on page 9 of this financial summary. Commencing with the Company’s financial results for the quarter ended June 30, 2021 and for subsequent reporting periods, the Company has relabeled “Core Earnings (excluding PAA)” as “Earnings Available for Distribution." Earnings Available for Distribution, which is a non-GAAP financial measure intended to supplement the Company’s financial results computed in accordance with U.S. generally accepted accounting principles, replaces the Company’s prior presentation of Core Earnings (excluding PAA). In addition, Core Earnings (excluding PAA) results from prior reporting periods have been relabeled Earnings Available for Distribution. In line with evolving industry practices, the Company believes the term Earnings Available for Distribution more accurately reflects the principal purpose of the measure than the term Core Earnings (excluding PAA) and serves as a useful indicator for investors in evaluating the Company’s performance and its ability to pay dividends. The definition of Earnings Available for Distribution is identical to the definition of Core Earning (excluding PAA) from prior reporting periods. As such, Earnings Available for Distribution is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) realized amortization of MSR, (d) other income (loss) (excluding depreciation expense related to commercial real estate and amortization of intangibles, non-EAD income allocated to equity method investments and other non-EAD components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax effect of non-EAD income (loss) items) and excludes (g) the premium amortization adjustment representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities.

Unaudited, dollars in thousands 23 Non-GAAP Reconciliations (continued)   For the quarters ended 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 Economic leverage ratio reconciliation Repurchase agreements $54,769,643 $55,475,420 $60,221,067 $61,202,477 $64,825,239 Other secured financing 903,255 729,555 909,655 922,605 917,876 Debt issued by securitization vehicles 5,155,633 3,935,410 3,315,087 3,044,725 5,652,982 Participations issued 1,049,066 641,006 315,810 180,527 39,198 Mortgages payable — — — — 426,256 Debt included in liabilities of disposal group held for sale 112,144 113,362 2,306,633 3,260,788 — Total GAAP debt $61,989,741 $60,894,753 $67,068,252 $68,611,122 $71,861,551 Less non-recourse debt: Credit facilities (1) ($903,255) ($729,555) ($909,655) ($922,605) ($887,455) Debt issued by securitization vehicles (5,155,633) (3,935,410) (3,315,087) (3,044,725) (5,652,982) Participations issued (1,049,066) (641,006) (315,810) (180,527) (39,198) Mortgages payable — — — — (426,256) Non-recourse debt included in liabilities of disposal group held for sale (112,144) (113,362) (2,035,982) (2,968,620) — Total recourse debt $54,769,643 $55,475,420 $60,491,718 $61,494,645 $64,855,660 Plus / (Less): Cost basis of TBA and CMBX derivatives $20,690,768 $24,202,686 $18,107,549 $23,538,792 $20,780,913 Payable for unsettled trades 147,908 571,540 154,405 1,070,080 884,069 Receivable for unsettled trades (2,656) (42,482) (14,336) (144,918) (15,912) Economic debt * $75,605,663 $80,207,164 $78,739,336 $85,958,599 $86,504,730 Total equity $13,195,325 $13,717,867 $13,639,176 $14,067,595 $14,021,796 Economic leverage ratio * 5.7x 5.8x 5.8x 6.1x 6.2x ______________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation.

Unaudited, dollars in thousands 24 Non-GAAP Reconciliations (continued)   For the quarters ended 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 Economic capital ratio reconciliation Total assets $76,764,064 $76,662,433 $82,376,305 $85,369,589 $88,455,103 Less: Gross unrealized gains on TBA derivatives (1) (52,693) (1,776) (31,943) (17,404) (96,109) Debt issued by securitization vehicles (2) (5,155,633) (3,935,410) (4,925,196) (5,587,281) (5,652,982) Plus: Implied market value of TBA derivatives 20,338,633 23,622,635 17,691,150 22,793,892 20,373,197 Total economic assets * $91,894,371 $96,347,882 $95,110,316 $102,558,796 $103,079,209 Total equity $13,195,325 $13,717,867 $13,639,176 $14,067,595 $14,021,796 Economic capital ratio *(3) 14.4% 14.2% 14.3% 13.7% 13.6% Premium Amortization Reconciliation Premium amortization expense $219,172 $233,429 $320,108 ($11,891) $239,118 Less:   PAA cost (benefit) 57,395 60,726 153,607 (214,570) 39,101 Premium amortization expense (excluding PAA) $161,777 $172,703 $166,501 $202,679 $200,017 Interest Income (excluding PAA) Reconciliation GAAP interest income $422,780 $412,972 $383,906 $763,378 $527,344   PAA cost (benefit) 57,395 60,726 153,607 (214,570) 39,101 Interest income (excluding PAA) * $480,175 $473,698 $537,513 $548,808 $566,445 Economic Interest Expense Reconciliation GAAP interest expense $61,785 $50,438 $61,047 $75,973 $94,481 Add:   Net interest component of interest rate swaps 58,897 54,411 83,087 79,747 66,807 Economic interest expense * $120,682 $104,849 $144,134 $155,720 $161,288 Economic Net Interest Income (excluding PAA) Reconciliation Interest income (excluding PAA) * $480,175 $473,698 $537,513 $548,808 $566,445 Less: Economic interest expense * 120,682 104,849 144,134 155,720 161,288 Economic net interest income (excluding PAA) * $359,493 $368,849 $393,379 $393,088 $405,157 ______________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation.

Unaudited, dollars in thousands 25 Non-GAAP Reconciliations (continued)   For the quarters ended 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 Economic Metrics (excluding PAA) Average interest earning assets $73,134,966 $72,145,283 $77,916,766 $81,121,340 $80,973,433 Interest income (excluding PAA) * $480,175 $473,698 $537,513 $548,808 $566,445 Average yield on interest earning assets (excluding PAA) * 2.63% 2.63% 2.76% 2.71% 2.80% Average interest bearing liabilities $63,342,740 $62,614,042 $68,469,413 $72,002,031 $72,233,239 Economic interest expense * $120,682 $104,849 $144,134 $155,720 $161,288 Average economic cost of interest bearing liabilities * 0.75% 0.66% 0.83% 0.87% 0.87% Economic net interest income (excluding PAA)* $359,493 $368,849 $393,379 $393,088 $405,157 Net interest spread (excluding PAA) * 1.88% 1.97% 1.93% 1.84% 1.93% Interest income (excluding PAA) * $480,175 $473,698 $537,513 $548,808 $566,445 TBA dollar roll income and CMBX coupon income 119,657 115,586 111,592 98,933 99,027 Economic interest expense * (120,682) (104,849) (144,134) (155,720) (161,288) Subtotal $479,150 $484,435 $504,971 $492,021 $504,184 Average interest earning assets $73,134,966 $72,145,283 $77,916,766 $81,121,340 $80,973,433 Average TBA contract and CMBX balances 21,159,120 22,739,226 18,761,062 21,865,969 20,744,672 Subtotal $94,294,086 $94,884,509 $96,677,828 $102,987,309 $101,718,105 Net interest margin (excluding PAA) * 2.03% 2.04% 2.09% 1.91% 1.98% ______________ * Represents a non-GAAP financial measure.

26 Endnotes Page 3 (1) Net of dividends on preferred stock. (2) GAAP leverage is computed as the sum of repurchase agreements, other secured financing, debt issued by securitization vehicles, participations issued and mortgages payable divided by total equity. Economic leverage is computed as the sum of recourse debt, cost basis of to-be-announced ("TBA") and CMBX derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing (excluding certain non-recourse credit facilities). Certain credit facilities (included within other secured financing), debt issued by securitization vehicles, participations issued, and mortgages payable are non- recourse to the Company and are excluded from economic leverage. (3) GAAP capital ratio is computed as total equity divided by total assets. Economic capital ratio is computed as total equity divided by total economic assets. Total economic assets include the implied market value of TBA derivatives and are net of debt issued by securitization vehicles. (4) There were no unsettled commitments as of December 31, 2021 and September 30, 2021. (5) Excludes $31.0 million and $31.9 million related to a limited partnership interest in an MSR fund included in Other assets in the Company’s Consolidated Statements of Financial Condition as of December 31, 2021 and September 30, 2021, respectively. (6) Net interest margin represents interest income less interest expense divided by average interest earning assets. Net interest margin (excluding PAA) represents the sum of the Company's interest income (excluding PAA) plus TBA dollar roll income and CMBX coupon income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract and CMBX balances. (7) Average yield on interest earning assets represents annualized interest income divided by average interest earning assets. Average interest earning assets reflects the average amortized cost of our investments during the period. Average yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA). (8) Average GAAP cost of interest bearing liabilities represents annualized interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average balances during the period. Average economic cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Economic interest expense is comprised of GAAP interest expense and the net interest component of interest rate swaps. Page 5 (1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit. (2) Utilizes an actual/360 factor. Page 5 (continued) (3) The average and period-end rates are net of reverse repurchase agreements. Without netting reverse repurchase agreements, the average rate and the period-end rate was unchanged for each period. (4) Measures total notional balances of interest rate swaps, interest rate swaptions (excluding receiver swaptions) and futures relative to repurchase agreements, other secured financing and cost basis of TBA derivatives outstanding; excludes MSR and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities. Page 6 (1) Includes GAAP interest expense and the net interest component of interest rate swaps. (2) Net of dividends on preferred stock. Page 7 (1) Includes dividend equivalents on share-based awards. Page 9 (1) Includes a loan loss (reversal)/provision of $1.7 million, ($0.6) million, $0.6 million, ($5.3) million and ($1.0) million on the Company’s unfunded loan commitments for the quarters ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, respectively, which is reported in Other income (loss) in the Company’s Consolidated Statement of Comprehensive Income (Loss). (2) Amount includes depreciation and amortization expense related to equity method investments. (3) The Company excludes non-EAD (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is a component of Other income (loss). (4) All quarters presented include costs incurred in connection with securitizations of residential whole loans. (5) TBA dollar roll income and CMBX coupon income each represent a component of Net gains (losses) on other derivatives and financial instruments. CMBX coupon income totaled $1.1 million, $1.2 million, $1.4 million, $1.5 million and $1.5 million for the quarters ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, respectively. (6) MSR amortization represents the portion of changes in fair value that is attributable to the realization of estimated cash flows on the Company’s MSR portfolio and is reported as a component of Net unrealized gains (losses) on instruments measured at fair value.

27 Endnotes (continued) Page 12 (1) Includes other income (loss), general and administrative expenses and income taxes. (2) Includes other income (loss) (excluding non-EAD items), MSR amortization (a component of Net unrealized gains (losses) on instruments measured at fair value through earnings), general and administrative expenses (excluding transaction related expenses) and income taxes (excluding non-EAD income tax). Page 13 (1) Includes Agency-backed multifamily securities with an estimated fair value of $1.8 billion ($0.6 billion of which have been transferred or pledged to securitization vehicles). (2) Includes Agency-backed multifamily securities with an estimated fair value of $28.1 million. (3) Includes fixed-rate collateralized mortgage obligations with an estimated fair value of $121.7 million. (4) Weighted by current face value. (5) Weighted by current notional value. Page 14 (1) Included in Other assets in the Company’s Consolidated Statements of Financial Condition. (2) Weighted by estimated fair value. (3) The Company sells/buys protection on CMBX tranches referencing baskets of Conduit CMBS bonds with various ratings. Positive net notional indicates selling protection and being long the exposure to the underlying CMBS. CMBX positions are accounted for as derivatives with changes in fair value presented in Net gains (losses) on other derivatives and financial instruments. Page 16 (1) All Middle Market Lending positions are floating rate. (2) Includes mezzanine loans. Page 17 (1) Current notional is presented net of receiver swaps. (2) As of December 31, 2021, 18%, 53% and 29% of the Company's interest rate swaps were linked to LIBOR, the Federal funds rate and the Secured Overnight Financing Rate, respectively. (3) The weighted average years to maturity of payer interest rate swaps is offset by the weighted average years to maturity of receiver interest rate swaps. As such, the net weighted average years to maturity for each maturity bucket may fall outside of the range listed. (4) 2% of the total repurchase agreements and other secured financing have a remaining maturity over one year. (5) Determined based on estimated weighted average lives of the underlying debt instruments. Page 18 (1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs. Actual results could differ materially from these estimates. (2) Scenarios include Residential Investment Securities, residential mortgage loans, MSR and derivative instruments. (3) Net asset value (“NAV”) represents book value of common equity. Page 20 (1) Derived from the audited consolidated financial statements at December 31, 2020. (2) 7.50% Series D Cumulative Redeemable Preferred Stock - Includes 0 shares authorized, issued and outstanding at December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021. Includes 18,400,000 shares authorized and 0 shares issued and outstanding at December 31, 2020. 6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 28,800,000 shares authorized, issued and outstanding. 6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 17,000,000 shares authorized, issued and outstanding at December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021. Includes 19,550,000 shares authorized and 17,000,000 shares issued and outstanding at December 31, 2020. 6.75% Series I Preferred Stock - Includes 17,700,000 shares authorized, issued and outstanding at December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021. Includes 18,400,000 shares authorized and 17,700,000 issued and outstanding at December 31, 2020. (3) Includes 2,936,500,000 shares authorized at December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021; 2,914,850,000 shares authorized at December 31, 2020. Includes 1,459,736,258 shares issued and outstanding at December 31, 2021; Includes 1,449,935,017 shares issued and outstanding at September 30, 2021; 1,444,156,029 shares issued and outstanding at June 30, 2021; 1,398,502,906 shares issued and outstanding at March 31, 2021; 1,398,240,618 shares issued and outstanding at December 31, 2020. Page 23 (1) Included in Other secured financing in the Company's Consolidated Statements of Financial Condition. Page 24 (1) Included in Derivative assets in the Company’s Consolidated Statements of Financial Condition. (2) Includes debt issued by securitization vehicles reported in Liabilities of disposal group held for sale in the Company's Consolidated Statements of Financial Condition. (3) Economic capital ratio is computed as total equity divided by total economic assets.